EXHIBIT 99.2

Rhodes Holdings LLC Consulting Agreement
with American Liberty Petroleum Corp.

THIS AGREEMENT (the “Agreement”) is entered into as of this 29th day of December, 2014, by and among Rhodes Holdings LLC, a Texas limited liability company with offices at 615 Longview Drive, Sugar Land, Texas 77478-3728 (the “Consultant”) and American Liberty Petroleum Corp., a Nevada corporation with principal offices at 11251 Richmond Avenue, Suite F101, Houston, Texas 77082 (the “Company”).

WHEREAS, the Consultant has developed expertise in providing strategic business advice and consulting services, including structuring public companies for optimal business operations and financing, helping companies in becoming SEC reporting 1934 Act companies, and other activities associated with public markets; and

WHEREAS, the Company desires to engage the services of the Consultant and the Consultant desires to provide services to the Company as set forth below, upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Engagement. Effective upon execution hereof, the Company hereby engages the Consultant to render to it for the period of twelve (12) months from the date of engagement of the Consultant, which was January 29th, 2014 (the “Term”) the services described herein. The Term hereof may be extended or renewed upon the written agreement of the Company and the Consultant prior to expiration of the Term hereof upon such terms as the parties hereto may negotiate at the time of such extension or renewal.

2. Services. Consultant's services under this engagement shall, to the extent requested by the Company and appropriate under the circumstances, consist of the Consultants providing management services for the public company (the “Project”). In this connection the Consultant will perform the following services:

(a)	management consulting strategies associated with the process of and continuance of being a publicly traded corporation and such other related management services as shall reasonably be requested by the board of directors of the Company in connection with the operation of the business of the Company;

(b)	reviewing and evaluating the financial aspects of the proposed Project;

(c)	developing a strategy to effectuate the Project;

(d)	coordinating discussions and meetings to gather information regarding the Project;

(e)	establishing appropriate corporate governance and compliance procedures, including, establishment of an audit committee, nominating committee, code of ethics, and employee stock option and compensation plan;

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(f)	coordination with the professionals employed by the Company in connection with the Project, including, but not limited to, financial consultants, bankers, venture capitalists, accountants, attorneys;

(g)	necessary negotiations necessary to establish a relationship between the Company and third parties required to implement the Project; and

(h)	to the extent requested by the Company and appropriate under the circumstances, Consultant agrees to be available to meet with the Company's Board of Directors to discuss the Project and its financial and regulatory implications.

3. Compensation. In consideration for the performance of the services described above, upon signing of this Agreement, Company shall allow the Consultant to purchase Common Stock shares each at par ($0.00001) directly from the Company equal to:

Thirty four million (34,000,000) shares                       to                       Delta S Ventures LP (This is the one hundred percent (100%) owner and single member of Rhodes Holdings LLC).

Company shall also issue warrants (the “Warrants”) to purchase Common Stock shares of the Company up to:

None (0) warrants                       to                        Delta S Ventures LP.

These Warrants shall have an exercise price of the par value associated with the Common Stock shares of the Company, cashless exercise, with a term of five (5) years from the date of issuance thereof.

4. Information.

(a) During the period of Consultant's engagement hereunder, the Company will furnish or arrange to have furnished to Consultant all information concerning the Company and the Project that Consultant deems appropriate and will provide Consultant with access to the officers, directors, employees, affiliates, appraisers, independent accountants, legal counsel and other agents, consultants and advisors (collectively, its “Representatives”) of the Company.

(b) The Company recognizes and confirms that, in providing services pursuant to this Agreement, Consultant will rely upon and assume the accuracy and completeness of all financial and other information furnished by or discussed with the Company and Consultant does not assume responsibility for the accuracy or completeness of any such information. It is understood and agreed that (i) Consultant will not and will have no obligation to verify such information or to conduct any independent evaluation or appraisal of the assets or liabilities of the Company or any other party, and (ii) Consultant will assume that any financial projections or forecasts (including cost savings and synergies) that may be furnished by or discussed with the Company or its Representatives have been reasonably prepared and reflect the best then currently available estimates and judgments of the Company's management. The Company will promptly notify Consultant of any material inaccuracy or misstatement in, or material omission from, any information previously delivered to Consultant. Consultant's role in reviewing any information regarding the Company or otherwise relating to the Project will be limited solely to performing such review as it shall deem necessary to support its own advice and analysis and shall not be on behalf of the Company.

5. Certain Restrictions. The Consultant understands that:

(a) The Consultant has relationships and contacts with several investors, broker-dealers, investment funds, and other financial institutions. However Consultant’s participation in the actual sale of the Company securities shall be limited to that of an advisor to the Company. The Company acknowledges and agrees that the solicitation and consummation of any purchases of the Company’s securities shall be handled by the Company or one or more FINRA member firms engaged by the Company for such purpose and will only be undertaken and effected upon consultation with, and the receipt of advice from, counsel who are knowledgeable of the state and federal securities law that are applicable to any such Project(s) as well as the rules and regulations that may be applicable to any such Project(s). Consultant will not receive compensation in connection with any offer or sales of the Company’s securities.

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6. Representations and Warranties of Consultant. The Consultant hereby represents and warrants to the Company that:

(a) Consultant will not sell the securities transferred to the Consultant pursuant hereto without compliance with the U.S. Securities and Exchange Act of 1934 (the “Act”) and any applicable state securities laws;

(b) Consultant has received and carefully read certain business information about the Company provided to it by the Company and written or verbal responses to all questions that the Consultant has submitted to the Company regarding its acquisition of the securities described herein, all of which the Consultant acknowledges have been provided to the Consultant. Such information may be referred to hereinafter as the “Corporate Materials.” Other than the Corporate Materials, the Consultant has not been furnished with any other materials or literature relating to the acquisition of the securities described herein. The Consultant has been given the opportunity to ask questions of and to receive answers from the Company concerning the terms and conditions of the acquisition of the securities described herein and the Corporate Materials, and to obtain such additional written information necessary to verify the accuracy of same as the Consultant desires in order to evaluate the acquisition offend investment in the securities described herein. The Consultant acknowledges and confirms that the written and/or oral responses provided to the Consultant by the Company in response to the Consultant’s questions are not contrary to or inconsistent with, nor do they conflict with the information set forth in the Corporate Materials. The Consultant further acknowledges that it understands the information contained in the Corporate Materials and the Consultant has had the opportunity to discuss any questions regarding the Corporate Materials with its counsel or other advisor. The only information upon which the Consultant has relied is that which is set forth in the Corporate Materials;

(c) Consultant understands that no federal or state agency or other authority: (i) has made any finding or determination regarding the fairness of the Project described herein, (ii) has made any recommendation or endorsement of the Project described herein, or (iii) has passed in any way upon this agreement or the Corporate Materials;

(d) Consultant: (i) is acquiring the securities described herein solely for its own account for investment purposes only and not with view toward resale or distribution thereof, either in whole or impart; and (ii) has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the securities to any other person;

(e) Consultant has adequate means of providing for its current needs and contingencies and has no need for liquidity in the investment in the securities described herein. The Consultant has read, is familiar with and understands Rule 501 of Regulation D and represents that he is an “accredited investor” as defined in Rule 501(a) of Regulation D and the Act. The Consultant has no reason to anticipate any material change in its financial condition for the foreseeable future;

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(f) Consultant is aware that the acquisition of the securities described herein is a speculative investment involving a high degree of risk and that there is no guarantee that the Consultant will realize any gain from its acquisition of or investment in such securities;

(g) Consultant is financially able to bear the economic risk of an investment in the securities described herein, including the ability to hold such securities indefinitely and to afford a complete loss of an investment in such securities;

(h) Consultant's overall commitment to investments which are not readily marketable is not disproportionate to the Consultant's net worth, and the Consultant's investment in the securities described herein will not cause such overall commitment to become excessive; and

(i) Consultant has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the acquisition of and an investment in the securities described herein.

7. Representations and Warranties of the Company. The Company hereby represents and warrants to the Consultant that:

(a) The execution, delivery and performance of this Agreement and consummation of the Project contemplated hereby have been duly authorized, adopted and approved by the board of directors of the Company. The Company has taken all necessary corporate action and has all the necessary corporate power and authority to enter into this Agreement and to consummate the Project contemplated hereby. This Agreement has been duly and validly executed and delivered by an authorized officer of the Company on its behalf and is the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

(b) The Company is a Company duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has the corporate power and authority to own and lease its properties and assets and to carry on its business as it is now being conducted and is duly qualified to do business as a foreign Company in each jurisdiction where it owns or leases real property or conducts business, except where the failure to be so qualified would not have a material adverse effect on the business, operations or condition (financial or otherwise) of the Company;

(c) The Company has not issued any shares of capital stock which could give rise to claims for violation of any federal or state securities laws (including any rules or regulations promulgated hereunder) or the securities laws of any other jurisdiction (including any rules or regulations promulgated thereunder);

(d) There is no contract or agreement to which the Company is a party or by which it or its assets are bound which prohibits the Company from executing and delivering this Agreement or performing its obligations as set forth hereunder;

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(e) Neither the execution and delivery of this Agreement by the Company, nor consummation of the Project contemplated hereby, does or will: (i) violate or conflict with any provision of the certificate of formation of the Company or the regulations of the Company; (ii) violate or, with the passage of time, result in the violation of any provision of, or result in the acceleration of or entitle any party to accelerate any obligation under, or result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon any of the property or assets of the Company, pursuant to any provision of any mortgage, lien, lease, agreement, permit, indenture, license, instrument, law, order, arbitration award, judgment or decree to which the Company is a party or by which it or any of such property or assets are bound; (iii) violate or conflict with any other restriction of any kind whatsoever to which the Company is subject, or by which its properties or assets may be bound; or violate or constitute a breach under any provision of any agreement to which the Company is a party or is subject. No consent, authorization, order or approval of, or filing or registration with, any governmental commission, board or other regulatory body is required in connection with the execution, delivery and performance of the terms of this Agreement and consummation of the Project contemplated hereby by the Company;

(f) There is no action, suit, proceeding or investigation pending or threatened which could restrict the Company's ability to perform its obligations hereunder. There are no grounds for or facts, events or circumstances which could form the basis of any such action that could cause or result in any such action, suit, proceeding or investigation or which is probable of assertion. The Company is not in default in respect of any judgment, order, writ, injunction or decree of any court or any federal, state, local or other governmental agency, authority, body, board, bureau, commission, department or instrumentality, which default would in any way affect, impair or compromise the Company's ability to consummate the Project contemplated hereby or would otherwise compromise in any way the validity or legality of this Agreement or the Project contemplated hereby;

8. Confidentiality of Information. By reason of performance under this Agreement, the Consultant may have access to and may obtain specialized knowledge, trade secrets and confidential information about the business and operation of the Company, its subsidiaries and divisions thereof. Therefore, the Consultant hereby agrees that he shall keep secret and retain in confidence and shall not use, disclose to others, or publish, other than in connection with the performance of services hereunder and in accordance herewith, any information relating to the business, operation or other affairs of the Company, its subsidiaries and divisions thereof, which information is acquired in the course of providing services for the Company. To the extent that any of such information may be deemed from time to time to be “material non-public information” as construed under the Act, the Consultant hereby agrees not to purchase or sell (or offer to purchase or sell) any of the Company's securities while in possession of information which may be so deemed to be “material non-public information.”

9. Indemnification. The Consultant and the Company hereby agree as follows:

(a) The Company hereby agrees to indemnify and hold harmless the Consultant against and in respect of all damages, claims, losses and expenses (including, without limitation, attorneys' fees and disbursements) reasonably incurred (all such amounts may hereinafter be referred to as the “Damages”) by the Consultant arising out of: (i) any misrepresentation or breach of any warranty made by the Company pursuant to the provisions of this Agreement or in any statement, certificate or other document furnished by the Company pursuant to this Agreement, and (ii) the nonperformance or breach of any covenant, agreement or obligation of the Company contained in this Agreement which has not been waived by the Consultant;

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(b) The Company shall be obligated to indemnify the Consultant with respect to claims for Damages as to which the Consultant shall have given written notice to the Company on or before the close of business on the sixtieth day following the second anniversary hereof;

(c) In any case where the Company has indemnified the Consultant for any Damages and the Consultant recovers from third parties all or any part of the amount so indemnified by the Company, the Consultant shall promptly pay over to the Company the amount so recovered;

(d) With respect to claims or demands by third parties, whenever the Consultant shall have received notice that such a claim or demand has-been asserted or threatened which, if valid, would be subject to indemnification hereunder, the Consultant shall as soon as reasonably possible and in any event within thirty (30) days of receipt of such notice, notify the Company of such claim or demand and of all relevant facts within its knowledge which relate thereto. The Company shall then have the right at its own expense to undertake the defense of any such claims or demands utilizing counsel selected by the Company and approved by the Consultant, which approval shall not be unreasonably withheld. In the event that the Company should fail to give notice of the intention to undertake the defense of any such claim or demand within thirty (30) days after receiving notice that it has been asserted or threatened, the Consultant shall have the right to satisfy and discharge the same by payment, compromise or otherwise and shall give written notice of any such payment, compromise or settlement to the Company;

(e) The Consultant hereby agrees to indemnify and hold harmless the Company against and in respect of all Damages reasonably incurred by the Company arising out of: (i) any misrepresentation or breach of any warranty made by the Consultant pursuant to the provisions of this Agreement, and (ii) the nonperformance or breach of any covenant, agreement or obligation of the Consultant which has not been waived byte Company;

(f) The Consultant shall be obligated to indemnify the Company for Damages as to which the Company shall have given written notice to the Consultant on or before the close of business on the sixtieth (60) day following the second anniversary hereof;

(g) In any case where the Consultant has indemnified the Company for any Damages and the Company recovers from third parties all or any part of the amount so indemnified by the Consultant, the Company shall promptly pay over to the Consultant the amount so recovered;

(h) With respect to claims or demands by third parties, whenever the Company shall have received notice that such a claim or demand has-been asserted or threatened, which, if valid, would be subject to indemnification hereunder, the Company shall as soon as reasonably possible and in any event within thirty (30) days of receipt of such notice, notify the Consultant of such claim or demand and of all relevant facts within its knowledge which relate thereto. The Consultant shall have the right, at its expense, to undertake the defense of any such claim or demand utilizing counsel selected by the Consultant and approved by the Company, which approval shall not be unreasonably withheld. In the event that the Consultant should fail to give notice of its intention to undertake the defense of any such claim or demand within thirty (30) days after receiving notice that it has been asserted or threatened, the Company shall have the right to satisfy and discharge the same by payment, compromise or otherwise and shall give written notice of any such payment, compromise or settlement to the Consultant; and

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(i) Without limiting any of the foregoing, the Company shall indemnify and hold harmless the Consultant against any losses, claims, damages or liabilities to which such Consultant becomes subject under federal or state securities (“Blue Sky” laws), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are based upon any untrue statement of a material fact contained in a registration statement filed pursuant hereto, a final prospectus contained in such registration statement, or an amendment or supplement thereto, or are based upon the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company shall reimburse the Consultant for any legal or another expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, or liability provided that the Company shall not be liable in any case to the extent that any loss, claim, damage or liability arises out of, is based upon or is derived from any untrue state mentor omission made in such registration statement, final prospectus or any amendment or supplement thereto, in reliance upon and inconformity with information furnished in writing to the Company by or on behalf of the Consultant for use in preparation thereof.

10. Confidentiality. Except to the extent authorized by the Company or required by any federal or state law, rule or regulation or any decision or order by any court or regulatory authority, Consultant agrees that it will not disclose to any person, other than to any officer, director, employee, agent attorney, accountant or employee of Consultant who needs to know the information in connection with the performance of Consultant’s services under this Agreement, any confidential information received by Consultant from the Company or its officers, directors, employees, consultants, counsel and independent accountants in connection with the performance of Consultant’s services under this Agreement, provided that information shall not be deemed to be confidential if such information (i) is or becomes generally available to the public, other than as a result of a breach of this Agreement by Consultant from independent sources or (ii) is independently developed by Consultant without use of material non-public Company information. Consultant agrees that its agents and employees and persons retained by Consultant who shall perform services for or on behalf of Consultant in connection with the services to be performed by Consultant under this Agreement shall be advised by Consultant of the foregoing confidentiality obligations and thereby also be bound by the provision hereof.

Any advice proved to the Company by Consultant pursuant to this Agreement is solely for the information and assistance of the Board of Directors of the Company. Such advice shall be treated as confidential information, shall not be disclosed publicly in any manner without Consultant’s prior written approval and shall not be relied upon by the Company’s shareholders or any third party. Any reference to Consultant or to any affiliate of Consultant in any release or communication to any party outside the Company is subject to Consultant’s prior written approval. If this Agreement is terminated prior to any release or communication, no reference shall be made to Consultant without Consultant’s prior written approval.

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Experience has indicated to us that our client relationship must be based upon mutual understanding, confidentiality, trust and respect. In this regard, the undersigned, as well as the other members of the firm, will rely upon the truth and accuracy of all information which may be made a part of the documentation, including “due diligence”, for the securities offering and our services rendered in connection with such offering. In the event that the undersigned or any member of the firm discovers that any information requested has been intentionally withheld, or that any information supplied, whether written or oral, has been intentionally misrepresented, or should you fail to promptly pay any invoices, Consultant shall have the absolute right to terminate this Agreement and withdraw from the engagement described herein, and all work and/or expenses incurred to such point shall be immediately due and payable. Accordingly, in such event, your files will be returned to you upon payment of the final invoices and any outstanding invoices. In this connection, it is understood and agreed that all information, data and documents collected by or furnished to Consultant are and shall remain the exclusive property of Consultant and will not be delivered or returned to the Company. However, Consultant agrees, at the expense of the Company, to make copies of any or all such documents for delivery to the Company at any reasonable time or times requested by the Company.

10. Governing Law and Arbitration. The validity, interpretation and construction of this agreement and each part thereof will be governed by the laws of the State of Texas, without giving effect to its conflict of law principles or rules. Further, Consultant and Company agree that any disputes between them will be determined by binding arbitration before a former or retired Texas Judge or Justice selected by the Ancillary Judge of the Harris County District Courts. Ten (10) days’ notice is required prior to contacting the Administrative Judge, allowing all parties an opportunity to participate.

11. Counterparts. This Agreement may be executed in any number of counterparts, each of which may be deemed an original and all of which together will constitute one and the same instrument.

12. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the Project and neither party is relying on any agreement, representation, warranty, or other understanding not expressly stated herein with respect to the Project.

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If the foregoing correctly sets forth our entire agreement, please so indicate by signing both of the enclosed originals of this Agreement and returning one to the undersigned along with the required fees.

AGREED UPON

THE COMPANY

By: /S/ Steven M. Plumb                                   Date: December 29, 2014

Steven M. Plumb

American Liberty Petroleum Corp. / CFO, Executive Vice President

THE CONSULTANT(S)

By: /S/ Robert C. Rhodes                                   Date: December 29, 2014

Robert C. Rhodes
Rhodes Holdings LLC / Managing Member (representative of Delta S Management, Inc.)

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